UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (November 18, 2009)

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On November 19, 2009, the Board of Directors (the “Board”) of Energy Partners, Ltd. (the “Company”) approved a form of indemnification agreement for the Company’s directors (the “Director Indemnification Agreement”) and a form of indemnification agreement for the Company’s executive officers (the “Officer Indemnification Agreement” and together with the Director Indemnification Agreement, the “Indemnification Agreements”), and the Company entered into the Indemnification Agreements with each of the Company’s directors and its executive officers (the “Indemnitees”).

The Indemnification Agreements provide, among other things, for mandatory indemnification against liabilities as well as mandatory advancement and reimbursement of all reasonable expenses that may be incurred by the Indemnitees in various legal proceedings arising out of their service as directors or executive officers to the fullest extent authorized by the Company’s Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws and the General Corporation Law of the State of Delaware, including any amendments thereto. The Indemnification Agreements contemplate that any of the Indemnitees’ rights to indemnification or insurance provided by third parties be secondary to the Company’s indemnification obligations contained therein.

The Indemnification Agreements also set out the process for determining entitlement to indemnification, the conditions to advancement of expenses, the procedures for enforcement of indemnification rights, the limitations on indemnification and requirements relating to the notice and defense of claims for which indemnification is sought.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the actual terms of the Director Indemnification Agreement and the Officer Indemnification Agreement, which are attached to this Current Report as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 18, 2009, L. Keith Vincent announced his resignation effective that same day as the Company’s Senior Vice President, Acquisitions and Land to pursue other interests. Mr. Vincent joined the Company in January 1999. T.J. Thom, the Company’s Senior Vice President, Treasurer and Principal Financial Officer, will manage the business development function previously overseen by Mr. Vincent on an interim basis.

Item 9.01.        Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Form of Indemnification Agreement for Directors

10.2*	Form of Indemnification Agreement for Officers

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2009

ENERGY PARTNERS, LTD.

By:	/S/ JOHN H. PEPER
John H. Peper
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Indemnification Agreement for Directors

10.2*	Form of Indemnification Agreement for Officers

*	Furnished herewith